UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2021

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L. P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Regency Centers, L.P.

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Disclosure of Results of Operations and Financial Condition

On August 5, 2021, Regency Centers Corporation (“Regency”) issued an earnings release for the three and six months ended June 30, 2021, which is attached as Exhibit 99.1.

On August 5, 2021, Regency posted on its website, at investors.regencycenters.com, certain supplemental information for the three and six months ended June 30, 2021, which are attached as Exhibit 99.2 and Exhibit 99.3, respectively.

The information furnished under this Item 2.02, including Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosures

On August 5, 2021, Regency posted on its website, at investors.regencycenters.com, a presentation deck relating to business operations and performance.

The information furnished under this item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Earnings release issued by Regency on August 5, 2021, for the three and six months ended June 30, 2021.
Exhibit 99.2	Supplemental information posted on its website on August 5, 2021, for the three and six months ended June 30, 2021.
Exhibit 99.3	Fixed income supplemental information posted on its website on August 5, 2021, for the three and six months ended June 30, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

August 5, 2021	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)

REGENCY CENTERS, L.P.

By: Regency Centers Corporation, its general partner

August 5, 2021	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer (Principal Accounting Officer)